SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2009

BANCORP ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

         0-22934

           91-1268870

(Commission File Number)

(IRS Employer Identification No.)

78365 Highway 111, Suite 382, La Quinta, California                                                        92253

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (760) 219-2776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

On August 1, 2009,  the Registrant engaged The Black Wing Group,,LLC as its new independent accountant.  Prior to the engagement of Black Wing Group. LLC, the Company did not consult with Black Wing Group, LLC on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Company's financial statements. As of August 1, 2009 the Company did not have any independent accountant.

On September 30, 2009, The Black Wing Group, LLC resigned as our independent accountant previously engaged to audit the Company’s financial statements.  The audit reports of The Black Wing Group, LLC on  the Company’s financial statements for the fiscal years ending December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. In connection with the audits of the fiscal years ending  December 31, 2008 and 2007 including the subsequent interim periods since engagement through September 30, 2009,  the date of resignation, the Company had no disagreements with The Black Wing Group, LLC with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-K.  Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused The Black Wing Group, LLC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K).

During the fiscal year ending December 31, 2008, including the subsequent interim periods since engagement through September 30, 2009, the date of The Black Wing Group, LLC’s termination, the Company (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-K), the Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided The Black Wing Group, LLC with a copy of the Form 8-K reporting this change. The Company requested that The Black Wing Group, LLC furnish the Company with a letter to the Securities and Exchange Commission stating whether The Black Wing Group, LLC agreed with the above statements. The Company has been informed that The Black Wing Group, LLC is no longer operating and that its membership in the PCAOB has been revoked.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 25, 2009

BANCORP ENERGY, INC

By: /s/ Darren J. Holm

Darren J. Holm

Chief Financial Officer